UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 29, 2017

Central Index Key Number of the issuing entity: 0001705163

Morgan Stanley Capital I Trust 2017-H1

(Exact name of issuing entity)

Central Index Key Number of the depositor: 0001547361

Morgan Stanley Capital I Inc.

(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor: 0000312070

Barclays Bank PLC

Central Index Key Number of the sponsor: 0001624053

Argentic Real Estate Finance LLC

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001682532

Starwood Mortgage Funding III LLC

Central Index Key Number of the sponsor: 0001701238

Citi Real Estate Funding Inc.

Central Index Key Number of the sponsor: 0001541001

Citigroup Global Markets Realty Corp.

(Exact names of sponsors as specified in their charters)

Delaware	333-206582-10	13-3291626
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1585 Broadway	New York, New York	10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 761-4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 8, 2017, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2017-H1 (the “Certificates”), was issued by Morgan Stanley Capital I Trust 2017-H1, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2017 (the “Pooling and Servicing Agreement”), between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, certificate registrar, authenticating agent and custodian, and Trimont Real Estate Advisors, LLC, as operating advisor and asset representations reviewer. Capitalized terms used but not defined herein have the meanings ascribed thereto in the Pooling and Servicing Agreement.

One mortgage loan, secured by the mortgaged property identified as “Market Street – The Woodlands” on Exhibit B to the Pooling and Servicing Agreement (the “Market Street – The Woodlands Mortgage Loan”), is an asset of the Issuing Entity and part of a whole loan (the “Market Street – The Woodlands Whole Loan”) that includes the Market Street – The Woodlands Mortgage Loan and three pari passu promissory notes (the “Pari Passu Companion Loans”) that are not assets of the Issuing Entity. The Pooling and Servicing Agreement provides that the Market Street – The Woodlands Whole Loan will be serviced and administered (i) until the securitization of the related controlling Pari Passu Companion Loan, under the Pooling and Servicing Agreement and (ii) from and after the securitization of the related controlling Pari Passu Companion Loan, under the pooling and servicing agreement entered into in connection with that securitization.

The controlling Pari Passu Companion Loan related to the Market Street – The Woodlands Whole Loan was securitized on June 29, 2017 in connection with the issuance of a series of mortgage pass-through certificates entitled BANK 2017-BNK5, Commercial Mortgage Pass-Through Certificates, Series 2017-BNK5. Consequently, the Market Street – The Woodlands Mortgage Loan is being serviced and administered under the pooling and servicing agreement entered into in connection with such securitization, dated as of June 1, 2017 (the “BANK 2017-BNK5 PSA”), between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer (the “Non-Serviced Master Servicer”), CWCapital Asset Management LLC, as general special servicer (the “Non-Serviced Special Servicer”), National Cooperative Bank, N.A. as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. The BANK 2017-BNK5 PSA is attached hereto as Exhibit 4.6.

The servicing terms of the BANK 2017-BNK5 PSA will be substantially similar to the servicing terms of the Pooling and Servicing Agreement applicable to the Serviced Mortgage Loans; however, the servicing arrangements under such agreements will differ in certain respects, including the items set forth under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—General” in the prospectus relating to the Certificates, dated June 19, 2017 (the “Prospectus”), and the following:

•	The Non-Serviced Master Servicer will earn a primary servicing fee with respect to the Market Street – The Woodlands Mortgage Loan that is to be calculated at 0.0025% per annum.

•	Upon the Market Street – The Woodlands Mortgage Loan becoming a specially serviced loan under the BANK 2017-BNK5 PSA, the Non-Serviced Special Servicer will earn a special servicing fee payable monthly with respect to such mortgage loan accruing at a rate equal to 0.25% per annum, until such time as such mortgage loan is no longer specially serviced. The special servicing fee is subject to a minimum fee of $3,500.

•	The Non-Serviced Special Servicer will be entitled to a workout fee equal to 1.0% of each payment of principal and interest (other than default interest) made by the related borrower after a workout. The workout fee is subject to a minimum fee of $25,000, but is not subject to a cap.

•	The Non-Serviced Special Servicer will be entitled to a liquidation fee equal to 1.0% of net liquidation proceeds received in connection with a liquidation; provided, that if such rate would result in an aggregate liquidation fee less than $25,000, then the liquidation fee rate will be equal to the lesser of (i) 3.0% and (ii) such lower rate as would result in an aggregate liquidation fee equal to $25,000; provided, further, that such liquidation fee is not subject to a cap.

•	The Non-Serviced Special Servicer will be required to take actions with respect to the Market Street – The Woodlands Mortgage Loan, if such mortgage loan becomes the equivalent of a Defaulted Loan, which actions will be substantially similar to the actions described under “Pooling and Servicing Agreement—Realization Upon Mortgage Loans” and “—Sale of Defaulted Loans and REO Properties” in the Prospectus, but will be subject to certain differences, including that the Non-Serviced Special Servicer may accept the first cash offer that constitutes a fair price in connection with the sale of a defaulted loan, and approval of a sale to a party to the BANK 2017-BNK5 PSA, a borrower party or certain other conflicted parties will require that such party’s offer is the highest offer and that at least two offers (rather than one) are received from independent third parties.

•	In addition to providing certain consultation rights to the related directing certificateholder, the BANK 2017-BNK5 PSA will provide certain non-binding consultation rights in respect of the Market Street – The Woodlands Mortgage Loan (if it is specially serviced) to a representative of the holders of the credit risk retention interests.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:
4.6	Pooling and Servicing Agreement, dated as of June 1, 2017, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, CWCapital Asset Management LLC, as general special servicer, National Cooperative Bank, N.A. as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc. By: /s/ Jane H. Lam Name: Jane H. Lam Title: Vice President

Date: July 6, 2017

EXHIBIT INDEX

Exhibit Number	Description
4.6	Pooling and Servicing Agreement, dated as of June 1, 2017, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, CWCapital Asset Management LLC, as general special servicer, National Cooperative Bank, N.A. as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

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